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                                STI CLASSIC FUNDS

                 STI CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND

                       SUPPLEMENT DATED SEPTEMBER 9, 2005
                     TO THE PROSPECTUS DATED AUGUST 1, 2005


                THIS SUPPLEMENT SUPERSEDES ALL OTHER SUPPLEMENTS


On August 19, 2005, the Board of Trustees (the "Board") of STI Classic Funds (the "Trust"), including a majority of the Independent Trustees, approved the reorganization of the STI Classic Institutional Short-Term Bond Fund (the "Fund") into the STI Classic Short-Term Bond Fund (the "Acquiring Fund"), a separate series of the Trust.

After careful consideration, the Board determined the reorganization to be in the best interests of the Fund's shareholders. Among the factors the Board considered were:

     o the Fund's investment objective, policies and strategies are substantially identical to those of the Acquiring Fund,

     o the contractual advisory fees of the Fund and the Acquiring Fund are the same,

     o    the Acquiring Fund's expense ratio is lower than the Fund's,

     o    the potential economies of scale resulting from the reorganization,

     o    the reorganization is expected to be a tax-free event to shareholders,

     o as of August 1, 2005, the portfolio holdings of the Fund and the Acquiring Fund were substantially identical.

The reorganization is expected to be effective at the close of business on or about October 31, 2005. At that time, each shareholder of the Fund will become a shareholder of the Acquiring Fund, and will receive I Shares of the Acquiring Fund in an amount equal in value to the shares of the Fund the shareholder had immediately before the reorganization.

Shareholders who wish to redeem shares of the Fund in a taxable transaction prior to the reorganization may do so in accordance with the procedures described in the prospectus.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



SP-ISTB-0905